REVERSE ACQUISITION AGREEMENT


                   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into on September 29th, 1998 by and among Greenway Environmental Systems, Inc., a Nevada corporation ("Greenway"), Travel Dynamics, Inc., a Nevada corporation ("TDI"), and each of the persons whose signatures are set forth at the end of this Agreement (collectively referred to herein as the "Owners"). Dennis G. Madsen is a party to this Agreement for purposes of Article
III. When all of the foregoing parties are collectively referenced in this Agreement they shall sometimes be designated as the "Parties".

                                R E C I T A L S :

                  A. The Owners own all of the issued and outstanding shares of capital stock of TDI, with the Owners owning the number of shares of common stock of TDI set forth opposite their respective names on Exhibit A hereto.

                  B. Greenway, TDI and the Owners have determined that it is in their respective best interests to effect a Reverse Acquisition of TDI by Greenway in which all issued and outstanding shares of TDI will be acquired by Greenway as its wholly owned and sole operating subsidiary, with Greenway changing its name to TDI, assuming TDI's business and place of business as it operations, with the election of a Board of Directors nominated herein by TDI, and with Greenway issuing not less than sixty-two per cent (62%) of its to be issued and outstanding shares to the Owners, ("The Reverse Acquisition").

                  C. The parties hereto intend that the Reverse Acquisition shall qualify as a tax free reorganization within the meaning of the IRS Code.

                  D. Both Greenway and TDI represent that this Agreement, and all provisions thereof, are presently subject to majority shareholder approval of both Greenway and TDI. Both parties further believe that such approval can be obtained by majority shareholder consent, without the requirement of a formal meeting, prior notice or proxy under Nevada law.

                  NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01. Definitions. As used in this Agreement, unless otherwise defined herein or unless the context otherwise requires, the following terms shall have the following meanings:

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

                  "Agreement" means this Agreement and all Exhibits hereto and all amendments, modifications, and supplements hereto.

                  "Authorized  Capital  Stock"  has  the  meaning  specified  in
Section 3.04 hereof.

                  "Balance Sheet Date" is June 30, 1998

                  "Board of Directors" shall mean the governing body of the corporation under Nevada law, sometimes herein simply designated as the "Board" or the "Directors," until the closing of this Agreement, the existing Board of the Company shall continue in office, upon closing those persons designated in
Section 2.04(d) shall become the Board.

                  "Balance Sheet" is the audited balance sheet of Greenway dated June 30, 1998.

                  "Closing" has the meaning specified in Section 2.03 hereof.

                  "Closing  Date" has the  meaning  specified  in  Section  2.03 hereof.

                  "Common Stock" means the common stock, $0.001 par value, of Greenway.

                  "Company" shall mean Greenway Environmental Systems, Inc. ("Greenway" as designated prior to Closing and "Travel Dynamics, Inc" as designated after the date of Closing of the within Reverse Acquisition.

                  "Effective Time" has the meaning specified in Section 2.02 hereof.

                  "GAAP" has the meaning specified in Section 3.12(b) hereof.

                  "IRS" means the Internal Revenue Service.

                  "Owners" means the shareholders of TDI.

                  "Parent Corporation" shall mean the Greenway entity both before and after its name change to Travel Dynamics, Inc.

                  "Reverse Acquisition" has the meaning specified in Recital B hereof.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "Securities Act" has the meaning specified in Section 4.03 hereof.

                  "Shares" has the meaning specified in Section 3.04 hereof.

                  "Subsidiary  Corporation" has the meaning specified in Section
2.01 hereof.


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

                  "Taxable Period" means any taxable year or any other period that is treated as a taxable year with respect to which any Tax may be imposed under any applicable statute, rule, or regulation.

                  "Tax Return" means any report, return, or other information required to be supplied to a taxing authority in connection with Taxes.

                  "Taxes" means all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, use, stamp, transfer, license, payroll, franchise, Social Security, unemployment and withholding taxes imposed or required to be withheld by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties or additions to tax.

                  Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                   ARTICLE II
                             THE REVERSE ACQUISITION

                  Section 2.01. The Reverse Acquisition. Upon the terms and subject to the conditions of this Agreement, and in accordance with the Corporation Law of the State of Nevada (the "Nevada Act"), at the Effective Time (as defined below), the parties hereto shall effect the acquisition of TDI's shares by Greenway. As a result of the acquisition of all issued and outstanding shares of TDI by Greenway as of the effective time, as defined herein, of this Agreement, TDI will become a wholly owned subsidiary of Greenway and its sole operating business, ("The Subsidiary"). As part of and as a necessary term and condition of this Reverse Acquisition, Greenway shall effect a Nineteen and One-half to One (19.5:1) reverse split of its presently issued and outstanding shares prior to the closing of the Reverse Acquisition. TDI will have appointed, effective at Closing, as defined herein, a new slate of three directors for Greenway which will have been elected by the shareholders of Greenway prior to Closing and who will assume office at the time of and in the event of Closing. Greenway will further have obtained majority shareholder consent to the change of its name from Greenway to TDI and will operate the TDI subsidiary as its sole operating business and enterprise, until otherwise determined by the Board. Greenway will also change its principal business location and operations to the facilities presently employed by TDI, or as otherwise designated by the Board. Finally, as a condition to the Closing of the Reverse Acquisition, Greenway shall have issued to the Owners two million shares of its reverse split stock (2,000,000 shares) being not less than Sixty-Two per cent (62%) of its entire issued and outstanding stock subsequent to the reverse split and at the time of Closing.

                  Section 2.02. Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver, of the conditions set forth in Articles VII and VIII hereof, the parties hereto shall cause the Reverse Acquisition to be consummated and will evidence such Closing by filing a Certificate of Amendment (the "Certificate of Amendment") in such form as

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

required by, and executed in accordance with, the relevant provisions of the Nevada Act and take all such further actions as may be required by law to make the Reverse Acquisition effective upon the issuance of a Certificate of Amendment by the Nevada Secretary of State (the date and time of such issuance being the "Effective Time").

                  Section 2.03. The Closing. The closing of the Reverse Acquisition contemplated in this Agreement (the "Closing") shall take place at the offices of Julian D. Jensen, attorney at law at 311 S. State Street Suite 380, Salt Lake City, UT 84111 at 2:00 p.m. (local time) on the date that the Effective Time occurs (which the parties hereto intend to occur on September 29, 1998, but in all events not later than October 1, 1998), or at such other place or at such other time or on such other date as the parties hereto may mutually agree (the "Closing Date").

                  Section 2.04. Effect of Reverse Acquisition. When the Reverse Acquisition has been effected at the Effective Time:

                  (a) TDI will be a wholly owned operating subsidiary of Greenway to the extent provided in Section 2.04(f) hereof.

                  (b) The Certificate of Incorporation of Greenway shall be amended to provide that Article I of the Certificate of Incorporation shall read in its entirety as follows: "The name of the corporation is Travel Dynamics, Inc." The Certificate of Incorporation of TDI will be amended to reflect a name change to Travel Dynamics Operating Company, or some reasonable derivation to distinguish the parent and subsidiary.

                  (c) The Bylaws of Greenway, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

                  (d) The persons nominated below shall have been elected by the existing shareholders of Greenway as a new Board of Directors effective upon the Closing. The Directors named below shall immediately upon appointment hold an organizational meeting of the Board to, inter alia, appoint new officers for the
Company:

                  1.    James Piccolo                4.  Gary Davies

                  2.    Brian K. Service             5.  Thomas Vergith

                  3.    Thomas (Tom) Dennis

                  (e) The officers of Greenway immediately after the Effective Time shall be appointed by the newly elected board of directors set forth in 2.04(d) above.

                  (f) The Board of Directors of the Company will promptly after Closing consider the change of name of the TDI operating subsidiary to "Travel Dynamics Operating Company", or some reasonable derivation of such name, to

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distinguish it from the parent Company. The Company will relocate all operations to the business facilities currently operated by TDI and the Company will assume those business operations as its current business and purpose.

                  Section 2.05.  Effect on Capital Stock and Options.
                  -------------  ------------------------------------

                  (a) Reverse Split. By virtue of the Reverse Acquisition, automatically and without any action on the part of the holder thereof: (i) each nineteen and one-half shares of Common Stock of Greenway issued and outstanding immediately prior to the Effective Time shall become and be converted into one share of common stock, (19.5:1) $0.001 par value, of Greenway Stock ("The Reverse Split Stock") prior to Closing.

                  (b) Adjustments to Greenway Stock. The number of shares of Greenway Stock to be issued subsequent to subsection (a) above shall be adjusted to reflect the effect of any stock split, reverse stock split, dividend, reorganization, recapitalization, or like change with respect to Greenway Stock occurring after the date hereof and prior to the Effective Time. No such adjustment is contemplated by the Parties.

                  (c) Fractional Shares. No fractional shares of Greenway Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional share of Greenway Stock pursuant to Section 2.05(a) hereof, each Owner who would otherwise be entitled to a fraction of a share of Greenway Stock shall receive from Greenway an additional whole share of Greenway Stock.

                  Section 2.06. Closing Procedures. Subject to the terms and conditions of this Agreement:

                  (a) At the Closing on the Closing Date, the Owners shall deliver to Greenway share certificates in negotiable form representing all of the TDI Shares duly endorsed in blank or accompanied by duly executed stock powers (in blank).

                  (b) At the Closing on the Closing Date, TDI and the Owners shall deliver to Greenway the certificates, and other documents and instruments to be delivered under Article VII hereof.

                  (c) At the Closing on the Closing Date, Greenway shall deliver to the Owners share certificates representing the reverse split Greenway Stock in negotiable form which the Owners have the right to receive in respect of the surrendered Shares pursuant to Section 2.05(a) issued in the names of the respective Owners.

                  (d) At the Closing on the Closing Date, Greenway shall deliver to TDI and the Owners the opinion, certificates, and other documents and instruments to be delivered under Article VIII hereof.

                  (e) All shares to be delivered pursuant to this section shall be "restricted securities" and may bear a customary restricted security legend.


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



                  Section 2.07. Taking Necessary Action; Further Action. TDI and Greenway, respectively, each shall use its reasonable efforts to take all such action as may be necessary or appropriate to effectuate the Reverse Acquisition under the Nevada Act at the time specified in Section 2.02 hereof. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Parent Corporation with full right, title and possession to all sharehold interest in TDI, the officers of the Parent Corporation are fully authorized in the name of TDI and Greenway, or otherwise, to take, and shall take, all such lawful and necessary action.

                  Section 2.08. Expenses. Greenway, TDI and the Owners shall each pay their respective expenses incurred in connection with the negotiation, execution, closing, and performance of this Agreement and all other agreements contemplated hereby, in each case regardless of whether the Closing occurs. Without limitation of the foregoing, all stock transfer taxes payable in connection with the Reverse Acquisition shall be the responsibility of, and shall be paid by, the Owners.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF GREENWAY

                  Each of Greenway and Dennis G. Madsen, as its reorganization agent, represents, warrants, and agrees as follows:

                  Section 3.01. Corporate Organization. Greenway is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and authority to acquire all material governmental licenses, authorizations, permits, consents and approvals required to own, license or lease and operate properties or to conduct business. Greenway presently has no business.

                  Section 3.02. Due Qualification. Greenway is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of its business or of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have, either alone or together with all such failures, a material adverse effect on the assets, business, results of operations or financial condition of Greenway. It being further understood by the Parties that Greenway does not have any current business, nor is it subject to registration in any jurisdiction other than Nevada.

                  Section 3.03. Corporate Documentation. (a) Copies of the articles of incorporation and by-laws (or applicable organizational documents) and all amendments thereto, of Greenway heretofore delivered to TDI, as existing, are complete and correct, it being understood, however, that Greenway has only partial historical Board and Shareholder Minutes dating back to 1991;
(b) the existing minute books of Greenway are complete and reflect all proceedings (including actions taken by written consent) of the stockholders, partners and directors and all committees thereof of Greenway in all material respects, subject to the limitations set-out above; and (c) the transfer records with respect to capital stock and other equity or ownership interests are

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

complete and accurately reflect all transactions in the shares of capital stock and other equity or ownership interests of Greenway. A complete and correct copy of resolutions to be duly adopted by the stockholders of Greenway at a meeting, or by Majority Consent, will be provided to and approved by TDI, which resolutions shall approve and adopt this Agreement, and approve the Reverse Acquisition, in accordance with the provisions of the Nevada Act. Following adoption by the stockholders of Greenway, such resolutions will not be amended, modified, rescinded or superseded and will remain in full force and effect after their adoption through the consummation of the transactions contemplated hereby.

                  Section 3.04.  Capitalization of Greenway.
                  -------------  ---------------------------

                  (a) The entire authorized capital stock of Greenway consists of Fifty Million Authorized Voting Common Stock, par value $0.001 (the "Authorized Capital Stock"). Of the Authorized Capital Stock, approximately 23,400,000 pre-reverse split shares are presently validly issued and outstanding or subscribed (the "Shares"). At the time of Closing and after giving effect to the reverse split, but before issuance of shares to the Owners, or the 10,000 reorganization shares, Greenway will have issued and outstanding approximately One Million Two Hundred Twenty Thousand (1,220,000) shares. No options, warrants or other rights to redeem, acquire, sell, or issue shares of capital stock of Greenway are outstanding, and between the date hereof and the Closing Date, no shares of capital stock of Greenway and no such options, warrants or rights will be issued.

                  (b) The Shares contemplated by this Section have been or will be duly authorized and validly issued, are fully paid, and nonassessable, have not been issued in violation of any preemptive rights.

                  Section 3.05. Authority; Binding Effect. Greenway has the right, power, authority, and capacity to execute and deliver this Agreement and all other agreements contemplated hereby, to perform the obligations hereunder and thereunder on its part to be performed and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Greenway of this Agreement and all other agreements and documents contemplated hereby and the performance by Greenway of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate and other action by Greenway. This Agreement constitutes, and when duly executed and delivered, all other agreements contemplated hereby will constitute, the legal, valid, and binding obligation of Greenway, enforceable against Greenway in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether such enforceability is considered in a proceeding at law or in equity).

                  Section 3.06. No Creation of Violation, Default, Breach or Encumbrance. The execution, delivery and performance of this Agreement by Greenway and the consummation by Greenway of the transactions contemplated hereby will not: (a) violate (1) any statute, rule or regulation to which Greenway is subject, or (2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which is subject, (b) conflict with or violate any provision of the articles of incorporation or by-laws of Greenway, or (c) require the consent of any party or constitute a default under, violate, conflict with, breach or give rise to any right of termination, cancellation or acceleration of, or to a loss of benefit to which Greenway is entitled, under (1) any mortgage, indenture, note or other instrument or obligation for the payment of money or any contract, agreement, lease or license to which Greenway is a party, or (2) any governmental licenses, authorizations, permits, consents or approvals required for Greenway to own, license or lease and operate its properties or to conduct its business as presently conducted by it.

                  Section 3.07. No Present Default. All contracts, agreements, leases and licenses to which Greenway is a party are valid and in full force and effect and constitute legal, valid and binding obligations of Greenway. Greenway has disclosed, and TDI accepts, that Greenway has no license or contract rights or obligations, or any asset or interest of value.

                  Section 3.08. Compliance With Law. To the best knowledge and belief of Greenway, its officers, directors, and agents, Greenway is not in violation of, or since September 1, 1995 has violated, any applicable domestic or foreign law, rule or regulation (excluding violations of traffic laws), or any order, writ, injunction or decree of any domestic or foreign court, administrative agency, governmental body or arbitration tribunal, to which it or any of its properties or assets is subject.

                  Section 3.09. Governmental Approvals and Filings. No consent, approval or authorization of, or notice to, declaration, filing or registration with, any domestic or foreign governmental or regulatory authority on the part of Greenway is required in connection with the execution, delivery and performance of this Agreement.

                  Section 3.10.  Real Property.  Greenway owns no real property.

                  Section 3.11. Personal Property. Greenway is in possession of and has good and valid title to all personal property and assets reflected on the Balance Sheet or acquired after the Balance Sheet Date, subject to no adverse claims or restrictions on transfer. There are no outstanding options or rights granted by Greenway to any third person to acquire any such personal property or any interest in them and, there are no outstanding options or rights granted by any third party to acquire any such personal property or any interest in them. Greenway has represented, and TDI accepts, that Greenway has no personal property or other tangible or intangible assets or interests.

                  Section 3.12.  Financial Statements.
                  -------------  ---------------------

                  (a) Greenway will deliver to TDI, prior to closing and as a condition to closing, the audited balance sheets of Greenway as of June 30, 1998 and the related audited statements of operations, stockholders' equity and cash flows for the fiscal years then ended, and the notes thereto, together with the report of Hansen, Barnett & Maxwell, independent certified public accountants, thereon.

                  (b) The financial statements referred to in Section 3.12(a) above fairly and accurately present in all material respects the consolidated financial position, results of operations, stockholders' equity and cash flows of Greenway as of the relevant date thereof and for the period covered thereby in accordance with generally accepted accounting principles ("GAAP"). It is understood by the Parties, Greenway has not maintained any financial accounting or statements for the periods from 1991 to the above Financial Statements.

                  (c) Except as set forth in the Balance Sheet, or in the Schedules hereto, Greenway has no liabilities or obligations, direct or contingent, accrued or otherwise, of a nature customarily reflected in financial statements in accordance with GAAP.

                  Section 3.13. Patents, Trademarks. Service Marks. Trade Names. Copyrights. Greenway does not own any registered patents, trademarks, service marks, trade names or copyrights.

                  Section 3.14. Contracts, Agreements and Obligations. Greenway is not a party to or is in any way obligated under or subject to:

                  (a) Any contract or agreement, whether written or oral, with any officer or employee of Greenway;

                  (b) Any license, franchise or similar agreement, whether written or oral;

                  (c) Any collective bargaining or other labor or union contract or agreement, whether written or oral;

                  (d) Any note, bond, indenture or agreement, whether written or oral, to borrow money or any agreement of guarantee or indemnification, whether written or oral;

                  (e) Any agreement or outstanding purchase order, whether written or oral, relating to capital expenditures involving total payments of more than $1,000.00;

                  (f) Any agreement, whether written or oral, relating to the sales, disposition or acquisition of materials, supplies, goods, services, equipment or other assets;

                  Section 3.l5. Insurance. Greenway does not maintain any insurance policies.

                  Section 3.16. Absence of Certain Changes. Since the Balance Sheet Date, there has not been: (a) any physical damage, destruction or loss in excess of $1,000 to any asset or property of Greenway, ordinary wear and tear excepted; (b) any declaration, setting aside or payment of any dividend, or any distribution, in respect of shares of capital stock or other equity or ownership interests of Greenway, or any redemption, purchase or other acquisition of any of such shares of capital stock or other securities of, or other equity or ownership interests in Greenway; (c) any increase in the compensation payable or to become payable by Greenway to any of its respective directors, officers or employees; (d) any change in the authorized and unissued capital stock or other equity or ownership interest of Greenway or any grant of options, warrants or other rights or convertible or exchangeable securities calling for the issuance thereof; (e) any payment by Greenway direct or indirect, of any material liability before the same becomes due in accordance with its terms or otherwise than in the ordinary course of its business; (f) any sale or transfer of, or agreement to sell or transfer, any assets of Greenway; (g) any change in any accounting principle or practice of Greenway or any change in the Greenway's business practices; (h) any event, occurrence, development, state of facts or change in the business which has had, either alone or together with all such events, occurrences, developments, states of facts or changes, a material adverse effect on the assets, business, results of operations, affairs, prospects or financial condition of Greenway; (i) any liability or obligation incurred or created on the part of Greenway or any creation or assumption by of Greenway any lien, claim or encumbrance on any asset of Greenway.

                  Section 3.17. Certain Tax Matters. As of the date hereof, or prior to closing and as a condition to closing, the most current Tax Return required to be filed with respect to Greenway for the Taxable Period ending on or before the date hereof has been or will be timely filed, and the independent auditors for Greenway will have determined that only the most current returns need be filed due to the inactivity of Greenway over the past several years or will subsequently prepare and file delinquent returns as required. It is understood by the Parties that unless concurrently prepared, no historical tax returns were filed for Greenway for the period of 1991 to the present and any returns prior to 1991 have not been located. All currently filed Tax Returns or
Return: (a) were prepared in the manner required by applicable law; (b) are true, correct, and complete in all respects; and (c) reflect the liability for Taxes of Greenway. All Taxes shown to be payable on such Tax Returns, and all assessments of Tax made against Greenway with respect to such Tax Returns, have been paid when due. No adjustment in such Tax Returns has been proposed formally or informally by any taxing authority and no basis exists for any such adjustment. Except for liens for real and personal property Taxes that are not yet due and payable, there are no liens for any Tax upon any asset of the Company or of any Material Subsidiary.

                  Section 3.18. No Litigation, Proceeding or Inquiry. To the best knowledge and belief of Greenway, its officers, directors or agents, there is no suit, action, claim or other legal, administrative or arbitration proceeding pending or, threatened before any court or governmental commission, bureau or other regulatory authority, and there is no investigation or inquiry by any administrative agency or governmental body pending or threatened, nor are there any existing judgments, orders or decrees: (a) against Greenway; or (b) which challenges the validity or propriety of, or seeks to prevent, alter or delay, the transactions contemplated by this Agreement.

                  Section 3.19. Employee Benefit Plans; Labor Matters. Greenway has no employees and no employee benefit plans.

                  Section 3.20. Brokers and Finders. No broker or finder other than Dennis Madsen has acted for Greenway in connection with this Agreement and the transactions contemplated hereby; and no broker or finder except Mr. Madsen, who is entitled to receive 10,000 shares of the Surviving Corporation in such capacity, is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on any agreement, arrangement or understanding made by Greenway.

                  Section 3.21. Information Supplied by and Greenway. Neither this Agreement nor any document referenced herein, nor any certificate, statement or memorandum furnished pursuant to this Agreement or in connection herewith by or on behalf of Greenway contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                  Section 3.22. SEC Filings; Financial Statements. Greenway has delivered or will deliver prior to closing and as a condition to closing to each Owner, in the form filed with the SEC, its Annual Report on Form 10-K for the newly adopted fiscal year ended June 30, 1998, (the "Greenway SEC Report") with information and account brought current to such date for all historical periods since the last filing in 1991. The Greenway SEC Report did not at the time it was filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  All parties herewith agree Greenway and its present officers and directors will use their best efforts to insure that Greenway is reinstated as a Reporting Company under ss.15 (D) of the Securities and Exchange Act of 1934 by the filing of required delinquent reports. It is the understanding of all parties that Greenway will file an "omnibus" 10-KSB report on the within transactions and all material historical events since the last filing, along with current audited Greenway financials to June 30, 1998 and the most current audited financials supplied by Travel Dynamics. Both parties understand and agree that the absence of formal objection or comment by the Securities and Exchange Commission (SEC) will be deemed to constitutes acceptance of such filing. In the event of any objection or adverse comment of the SEC, Greenway will employ all reasonable efforts to comply with such additional requests to include, as necessary, filing historical reports (10-QSB and 10-KSB), or filing a new Form 10 to become a full Reporting Company. Other than such efforts, Greenway cannot and does not make any warranty of its future reporting status.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE OWNERS

                  Each of the Owners severally, and not jointly, represents, warrants, and agrees as follows:

                  Section 4.01. Authority; Binding Effect. Each Owner has the right, power, authority, and capacity to execute and deliver this Agreement and all other agreements contemplated hereby, to perform the obligations hereunder and thereunder on its part to be performed and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Owner of this Agreement and all other agreements and documents contemplated hereby and the performance by each Owner of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate and other action by each Owner. This Agreement constitutes, and when duly executed and delivered, all other agreements contemplated hereby to be executed and delivered by each Owner will constitute, the legal, valid, and binding obligation of such Owner, enforceable against such Owner in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether such enforceability is considered in a proceeding at law or in equity).

                  Section 4.02. No Creation of Violation. The execution, delivery and performance of this Agreement by each Owner does not, and the consummation by each Owner of the transactions contemplated hereby will not: (a) violate (1) any statute, rule or regulation to which any Owner is subject, or
(2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which any Owner is subject, or (b) require the consent of any party.

                  Section 4.03. Offering Exemptions. The Owners each understand that the shares of Greenway Stock to be acquired hereunder as a result of the Reverse Acquisition are being issued by Greenway without registration under the Securities Act of 1933, as amended (the "Securities Act") and without qualification and/or registration under other applicable securities laws, and that the shares of Greenway Stock are being issued pursuant to specific exemptions from registration and/or qualification contained in the Securities Act and in applicable state securities laws. The respective Owners each understand that the foregoing exemptions depend upon, among other things, the bona fide nature of each such Owner's intent as expressed herein and the accuracy of each such Owner's representations. The respective Owners each understand that the foregoing exemptions exempt only the issuance of the Greenway Stock by Greenway to such Owners and not any sale or disposition of Greenway Stock, or any interest in Greenway Stock, by any Owner. The respective Owners each understand that the shares of Greenway Stock must be held indefinitely unless subsequently registered and/or qualified under the Securities Act and applicable state securities laws or unless exemptions from such registration and/or qualification are available for a proposed disposition of Greenway Stock by such Owner. Until that time, the respective Owners each understand that each certificate evidencing shares of Greenway Stock to be acquired as a result of the Reverse Acquisition shall bear a legend substantially to the effect that the shares represented by the certificate have not been registered under the Securities Act or any state securities laws and may not be offered or sold except in compliance therewith.

                  Section 4.04. Acquisition for Investment. Each respective Owner is acquiring the shares of Greenway Stock to be acquired hereunder for investment for such respective Owner's own account and not with a view to or with any present intention to offer or sell in connection with any distribution or resale thereof.

                  Section 4.05. Information. Experience, and Ability to Bear Risk. Each respective Owner acknowledges receipt of all the information requested from Greenway and considered by such respective Owner to be necessary or appropriate for deciding whether to acquire the shares of Greenway Stock to be acquired hereunder, including, without limitation, the Greenway SEC Reports. Each respective Owner is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act or, alone or together with a purchaser representative, has such knowledge and experience in financial and business matters to enable such Owner to be capable of evaluating the merits and risks of, and such Owner is able to bear the economic risk of, such Owner's acquisition of such shares of Greenway Stock pursuant to this Agreement. The respective Owners have been afforded the opportunity to ask questions and receive answers regarding the terms and conditions of the acquisition of such shares of Greenway Stock.

                  Section 4.06. Brokers and Finders. No broker or finder has acted for the respective Owner in connection with this Agreement and the transactions contemplated hereby; and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on any agreement, arrangement or understanding made by the respective Owner.

                  Section 4.07. Information Supplied by the Owners. Neither this Agreement nor any document referenced herein, nor any certificate, statement or memorandum furnished pursuant to this Agreement or in connection herewith by or on behalf of the respective Owner contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                                    ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF TDI

                  TDI hereby represents and warrants to Greenway as follows:

                  Section 5.01. Corporate Organization; Corporate Documentation. TDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority and all material governmental licenses, authorizations, permits, consents and approvals required to own, license or lease and operate its properties and to conduct its business as presently conducted by it.

                  Section 5.02. Corporate Authority: Binding Effect. TDI has the corporate power and authority to execute and deliver this Agreement and all other agreements contemplated hereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by TDI of this Agreement and all other agreements and documents contemplated hereby and the performance by TDI of all obligations on its part to be performed hereunder and thereunder have been duly approved by all necessary corporate action by TDI. This Agreement constitutes, and when duly executed and delivered by TDI all other agreements contemplated hereby will constitute, the legal, valid and binding obligation of TDI, enforceable against TDI, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether such enforceability is considered in a proceeding at law or in equity).

                  Section 5.03. No Creation of Violation, Default, Breach or Encumbrance. The execution and delivery by TDI of this Agreement do not, and the consummation by TDI of the transactions contemplated hereby will not: (a) conflict with or violate any provision of the certificate of incorporation or by-laws of TDI; (b) result in the breach of or constitute a default under any material contract, agreement, lease, license, mortgage, indenture, note or other instrument or obligation to which TDI is a party, which could adversely affect the ability of TDI to consummate the transactions contemplated by this Agreement; or (c) violate (1) any statute, rule or regulation to which TDI is subject, or (2) any order, writ, injunction, decree, judgment or ruling of any court, administrative agency or governmental body to which TDI is subject.

                  Section 5.04. No Litigation, Proceeding or Inquiry. There is no suit, action, claim or other legal, administrative or arbitration proceeding pending or, to TDI's knowledge, threatened before any court or governmental commission, bureau or other regulatory authority, and, to TDI's knowledge, there is no investigation or inquiry by any administrative agency or governmental body pending or threatened, nor are there any existing judgments, orders or decrees which challenges the validity or propriety of, or seeks to prevent, alter or delay, the transactions contemplated by this Agreement.

                  Section 5.05. Governmental Approvals and Filings. No consent, approval or authorization of, or notice to, declaration, filing or registration with, any governmental or regulatory authority on the part of TDI is required in connection with the execution, delivery and performance of this Agreement.

                                   ARTICLE VI
                            COVENANTS OF THE PARTIES

        Section 6.01. Access to Properties and Records: Confidentiality.
        ------------- --------------------------------------------------

                  (a) Between the date of this Agreement and the Closing Date, Greenway will provide TDI and its accountants, counsel and other authorized representatives, full access, during reasonable business hours and under reasonable circumstances, to any and all premises, properties, contracts, commitments, books, records and other information (including Tax Returns filed and those in preparation and any tax related agreements) of Greenway.

                  (b) The parties acknowledge that paragraph 8 of the Letter of Intent between the parties, dated August 28, 1998 (the "Letter of Intent") contains a provision regarding confidentiality and that all access and investigations referred to above will be conducted in accordance with and will be governed by the terms thereof.

                  Section 6.02. Press Releases and 8-K. The parties shall cooperate in the preparation of a press release with respect to the execution and delivery of this Agreement and the transactions contemplated hereby, which press release shall be released and made available to the public promptly following the date hereof. Neither TDI or Greenway shall issue any other press release or make any other public announcement with respect to the transactions contemplated by this Agreement without the prior consent of each of the others, except as may be required by law in the opinion of counsel (in which event each of the other parties shall be timely notified of the opinion of counsel that a press release or ether public announcement is so required by law). Counsel for Greenway will promptly prepare and file with the SEC, after the execution of this agreement, an 8-K Report reporting this transaction and agreement, inclusive of the Financial Statements for both entities and intent to resume filing SEC Reports.

                  Section 6.03. Further Assurances. Consistent with the terms and conditions hereof, each party hereto will execute and deliver such other instruments and take such other action as any other party hereto may reasonably require in order to carry out this Agreement and the transactions contemplated hereby.

                  Section 6.04. Conduct of Greenway's Business Prior to the Closing Date. Greenway agrees that it shall not conduct any business, operations or activities outside of the ordinary course of its business.

                                   ARTICLE VII
                      CONDITIONS TO THE OBLIGATIONS OF TDI

                  The obligations of TDI under this Agreement to consummate the Reverse Acquisition and take the other actions contemplated at the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by TDI as provided herein except as otherwise provided by law:

                  Section 7.01. Greenway's Certifications. The representations and warranties of Greenway contained in this Agreement shall have been true and correct as of the date hereof and shall be true and correct in all material respects (except for such representations and warranties which are qualified by their terms by reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the Closing Date with the same effect as though made as of the Closing Date and each of the agreements or obligations of Greenway to be performed on or before the Closing Date pursuant to the terms hereof have been performed and complied with in all material respects.

                  Section 7.02. Authorization of Transactions. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Greenway shall have been duly and validly taken in a manner reasonably satisfactory to TDI and its counsel.

                  Section 7.03. No Injunctions, etc. Greenway shall not be subject to any rule, regulation, order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Reverse Acquisition, or the issuance of Greenway Stock.

                  Section 7.04. No Litigation. No litigation or proceeding shall have been instituted or, to the parties' knowledge, threatened after the date of this Agreement by any governmental agency or other person or entity seeking to restrain or prohibit the performance of, or to obtain damages or other relief in conjunction with, this Agreement or any of the transactions contemplated hereby that: (a) has a reasonable possibility of success on the merits; and (b) if decided in favor of the agency, person or entity who instituted the same, would have a material adverse effect on Greenway.

                  Section 7.05. Resignations. Greenway shall have delivered (or caused to be delivered) written resignations to TDI, effective as of the Closing, of all directors of Greenway from their directorships and of all officers of Greenway from their respective as requested by TDI.

                  Section 7.06. Reverse Split and Cancelled Shares. Greenway shall have completed a 19.5 to 1 reverse stock split, by Closing, such that after the reverse split, and prior to the Reverse Acquisition shares issued to the owners, or the 10,000 Reorganization shares, there shall be approximately 1,220,000 shares of Greenway stock outstanding. The Parties mutually stipulate and agree that there are currently approximately 775,600 shares (39,750 reverse split), issued pursuant to a prior cancelled reorganization in 1991 to a Mr. Gregory Dean Cambron which have been cancelled of record, but not physically returned. The Parties further stipulate and agree that the representations of outstanding shares do not include these shares and that TDI agrees to accept all rights, risks and liabilities which may arise as to such shares. It is further undersood and agreed, as a condition to Closing, that an Escrow of 40,000 reverse split Greenway shares will be established in writing and funded to secure an indemnity to TDI as to any adverse claim arising out of the "Cambron Shares" described by this Section for a period of one year from the date of this Agreement. A copy of the Escrow\Indemnity referenced by this Section will be attached hereto and incorporated by this reference as Exhibit "B".

                  Section 7.07. Legal Opinion. TDI shall receive an opinion of Greenway's counsel to the effect that he knows of no currently presented claims or debts of Greenway, further does not believe such claims exist and that it appears any historical claims which may exist, but which are not know, would most likely be barred by an applicable statute of limitations or laches.

                                  ARTICLE VIII
                    CONDITIONS TO THE OBLIGATIONS OF GREENWAY

                  The obligations of Greenway under this Agreement to consummate the Reverse Acquisition and take the other actions contemplated at the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, each of which may be waived by Greenway as provided herein except as otherwise provided by law:

                  Section 8.01. Buyer's Certification. The representations and warranties of TDI contained in this Agreement shall have been true and correct as of the date hereof and shall be true and correct in all material respects

(except for such representations and warranties which are qualified by their terms by reference to materiality, which representations and warranties as so qualified shall be true and correct in all respects) as of the Closing Date with the same effect as though made as of the Closing Date and each of the agreements or obligations of TDI to be performed on or before the Closing Date pursuant to the terms hereof have been performed and complied with in all material respects.


                  Section 8.02. Authorization of Transactions. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by TDI shall have been duly and validly taken in a manner reasonably satisfactory to Greenway and its counsel.

                  Section 8.03. No Injunctions. etc. TDI shall not be subject to any rule, regulation, order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Reverse Acquisition.

                  Section 8.04. No Litigation. No litigation or proceeding shall have been instituted or, to the parties' knowledge, threatened after the date of this Agreement by any governmental agency or other person or entity seeking to restrain or prohibit the performance of, or to obtain damages or other relief in conjunction with, this Agreement or any of the transactions contemplated hereby that: (a) has a reasonable possibility of success on the merits; and (b) if decided in favor of the agency, person or entity who instituted the same, would have a material adverse effect on Greenway or TDI.

                                   ARTICLE IX
             TERMINATION AND ABANDONMENT OF THE REVERSE ACQUISITION

                  Section 9.01. Termination. This Agreement may be terminated at any time prior to the Closing: (a) by mutual consent of Greenway and TDI; (b) by TDI at any time if results of the investigations conducted disclose any adverse effects related to which TDI, in its discretion, determines is material to the assets, business, financial condition, or results of operations of Greenway; (c) by TDI if there is a material breach by Greenway of any representation, warranty, covenant or other agreement contained in this Agreement; (d) by Greenway if there is a material breach by TDI of any representation, warranty, covenant or other agreement contained in this Agreement; or (e) by either Greenway or TDI if the Reverse Acquisition shall not have been consummated on or before November 1, 1998, for reasons other than the failure of the terminating party to perform its obligations hereunder.

                  Section 9.02. Effect of Termination. If this Agreement is terminated pursuant to this Article IX by any party hereto for any reason other than the breach of a warranty, representation, covenant or agreement contained herein by the other, all further obligations of the parties hereunder will terminate without further liability of the parties.

                                    ARTICLE X
                                  MISCELLANEOUS

                  Section 10.01. Headings. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


                  Section 10.02. Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered personally, sent by certified or registered mail, return receipt requested and postage prepaid, or sent by nationally recognized overnight delivery service to the address set forth below:

                  If to TDI or              Jim Piccolo, President
                  the Owners:               Travel Dynamics, Inc.
                                            7525 E. Camelback, Suite 202
                                            Scottsdale, AZ 85251

                  If to Greenway:           Greenway Environmental Systems, Inc.
                                            476 East South Temple, #205
                                            Salt Lake City, UT 84111
                                            Attention: Dennis Madsen

or such other address as shall be furnished in writing by such party, and any such notice or communications shall be effective and be deemed to have been given only upon its delivery in accordance with this Section 10.02.

                  Section 10.03. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                  Section 10.04. Complete Agreement. This Agreement and paragraphs 8 and 9 of the Letter of Intent contain the entire understanding of the parties with respect to the Reverse Acquisition and the related transactions and supersede all prior arrangements or understandings with respect thereto, and there are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth in this Agreement paragraphs 8 and 9 of the Letter of Intent .

                  Section 10.05. Modifications' Amendments and Waivers. At any time prior to the Closing Date: (a) the parties hereto may, by written agreement, modify, amend or supplement any term or provision of this Agreement; and (b) any term or provision of this Agreement may be waived by the party which is entitled to the benefits thereof.

                  Section 10.06. Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original. Facsimile signatures shall be deemed rebuttabley valid as to the execution of this Agreement.

                  Section 10.07. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

                  Section 10.08. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby: (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom.

                  Section 10.09. Governing Law. This Agreement shall be governed by the laws of the State of Nevada (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

                  Section 10.10. Designation of Agent. Each of the Owners hereby designates and appoints Jim Piccolo (the "Agent") as his or her agent and attorney-in-fact (with full power of substitution), with full power and authority in behalf of such Owners to do anything necessary or appropriate to carry out or enforce any obligations or rights of the Owners under this Agreement. The Agent shall have all of the rights of the Owners hereunder and any action taken by, or the failure to take action by, the Agent, shall be deemed to be the action of, or the failure to take action by, each of the Owners. Each of the Owners is hereby deemed to have constituted and appointed the Agent as agent for such Owner for the purpose of receiving or accepting any notice under this Agreement and any notice or process insofar as the same relates to or arises from any dispute or difference hereunder, and the giving or delivery of notice to, or service of process on, the Agent shall be deemed to be notice or service on each of the Owners. Any notice or instructions given by the Agent under this Agreement shall be deemed to be notice and instruction from, and in behalf of, each of the Owners and any party receiving said notice or instruction shall be entitled to rely conclusively thereon as if such notice or instructions had been signed and delivered by each of the Owners. Agent shall have no liability or responsibility to the Owners for any action or failure to act pursuant to the provisions of this Section 10.10, provided such action or failure to act is in good faith.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

GREENWAY ENVIRONMENTAL
SYSTEMS, INC.


By:/s/ Damon Madsen
   ------------------------------
   Damon Madsen
   Its: President


TRAVEL DYNAMICS, INC.



By:/s/ Jim Piccolo
   ------------------------------
   Jim Piccolo
   Its: President


OWNERS:


/s/ Beverly Kasber                            /s/ Randy Carder
------------------------------                ------------------------------
Beverly Kasbeer                               Randy Carder


/s/ Eli Dafesh                                /s/ Bob Snyder
------------------------------                ------------------------------
Eli Dafesh                                    Bob Snyder


/s/ Jim Sheidell                              /s/ Thomas Vergith
------------------------------                ------------------------------
Jim Sheidell                                  Thomas Vergith



Target Mail, LLC                              Esteem Corporation

By:/s/ Mr. J. Piccolo                         By: Ms. Pat Piccolo
   ------------------------------                ------------------------------
Mr. J. Piccolo                                Ms. Pat Piccolo
Its Manager                                   Its: President

                                    EXHIBIT A




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                             Stock Ownership of TDI
--------------------------------------------------------------------------------

                   Name                          Number of Shares
--------------------------------------------------------------------------------
              Beverly Kasbeer                         310,000
              Randy Carder                             45,000
              Eli Dafesh                              100,000
              Bob Snyder                              100,000
              Jim Sheidell                            100,000
              Esteem Corp.                            130,305
              Target Mail, LLC                         67,695
--------------------------------------------------------------------------------